PHOENIX SERIES FUND
                              PHOENIX BALANCED FUND

             Supplement dated January 24, 2007 to the Prospectus and Statement of Additional Information dated November 21, 2006



IMPORTANT NOTICE TO INVESTORS

The Phoenix Balanced Fund has added "Loan Participations" as a type of investment it may use in pursuit of its investment objective. Accordingly, the current Prospectus and Statement of Additional Information are hereby supplemented as described below.

On page 46 of the Prospectus and on page 8 of the Statement of Additional Information under the "Loan Participations" subheading, the Balanced Fund is included in the first sentence of each as follows:

     The Balanced Fund and the High Yield Fund may invest in loan participations.



        INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
           STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.



PXP 393/BF-LoanPart (1/07)